36885337_10 July 25, 2013 BY FACSIMILE AND E-MAIL Munger Tolles & Olson LLP 355 South Grand Ave. Attn.: Thomas B. Walper Los Angeles, California 90071 Fax: (213) 687-3702 Kirkland & Ellis LLP 300 North LaSalle Street Chicago, Illinois 60654 Attn: James H.M. Sprayregen, P.C. David R. Seligman, P.C. Fax: (312) 862-2200 Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 Attn.: Joshua A. Sussberg Fax: (212) 446-4900 Re: Notice of Termination Gentlemen: Reference is made to that certain Transaction Support Agreement (the “Transaction Support Agreement”), dated December 16, 2012, by and among Edison Mission Energy (the “Company”), Edison International (“EIX”), and the holders of the Company’s senior unsecured notes party thereto (collectively, with their respective permitted successors and assigns, the “Consenting Noteholders,” and each, a “Consenting Noteholder”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Transaction Support Agreement. The undersigned Consenting Noteholders hereby deliver this Notice of Required Consenting Noteholder Termination Events pursuant to Section 8 of the Transaction Support Agreement (the “Termination Notice”). Among other things, the undersigned Consenting Noteholders hereby notify EIX and the Company of certain Required Consenting Noteholder Termination Events under Section 8 of the

- 2 - July 25, 2013 36885337_10 Transaction Support Agreement have occurred. Pursuant to Section 8(h) of the Transaction Support Agreement, (i) the Parties have not agreed to the terms of the MRA and MRA Agreements within one-hundred fifty (150) calendar days after the Petition Date, and (ii) an order of the Bankruptcy Court approving the Settlement Transaction has not been entered by two-hundred ten (210) days after the Petition Date. The undersigned Consenting Noteholders have neither waived nor consented to the foregoing Required Consenting Noteholder Termination Events. Accordingly, as a result of this Termination Notice, the Transaction Support Agreement will automatically terminate pursuant to Section 8 thereof, and all obligations of the Consenting Noteholders will immediately terminate and be of no further force and effect as to the Consenting Noteholders effective as of 11:59 p.m., prevailing Eastern Time, on the date that is five (5) business days from the date hereof—i.e., August 1, 2013. This Termination Notice is without prejudice to the rights of the Consenting Noteholders to give notice of other termination events, whether before or after the date of this Termination Notice, and without prejudice to other rights and remedies of the Consenting Noteholders under the Transaction Support Agreement with respect to any breach or termination thereunder, all of which rights are expressly reserved. Regards, [Consenting Noteholder signatures follow] cc: James Savin Ira Dizengoff

July 25, 2013

BY FACSIMILE AND E-MAIL

Munger Tolles & Olson LLP
355 South Grand Ave.
Attn.: Thomas B. Walper
Los Angeles, California 90071
Fax: (213) 687-3702

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attn: James H.M. Sprayregen, P.C.
David R. Seligman, P.C.
Fax: (312) 862-2200

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attn.: Joshua A. Sussberg
Fax: (212) 446-4900

Re: Notice of Termination

Gentlemen:

Reference is made to that certain Transaction Support Agreement (the "**Transaction Support Agreement**"), dated December 16, 2012, by and among Edison Mission Energy (the "**Company**"), Edison International ("**EIX**"), and the holders of the Company's senior unsecured notes party thereto (collectively, with their respective permitted successors and assigns, the "**Consenting Noteholders**," and each, a "**Consenting Noteholder**"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Transaction Support Agreement.

The undersigned Consenting Noteholders hereby deliver this Notice of Required Consenting Noteholder Termination Events pursuant to Section 8 of the Transaction Support Agreement (the "**Termination Notice**").

Among other things, the undersigned Consenting Noteholders hereby notify EIX and the Company of certain Required Consenting Noteholder Termination Events under Section 8 of the

Transaction Support Agreement have occurred. Pursuant to Section 8(h) of the Transaction Support Agreement, (i) the Parties have not agreed to the terms of the MRA and MRA Agreements within one-hundred fifty (150) calendar days after the Petition Date, and (ii) an order of the Bankruptcy Court approving the Settlement Transaction has not been entered by two-hundred ten (210) days after the Petition Date.

The undersigned Consenting Noteholders have neither waived nor consented to the foregoing Required Consenting Noteholder Termination Events.

Accordingly, as a result of this Termination Notice, the Transaction Support Agreement will automatically terminate pursuant to Section 8 thereof, and all obligations of the Consenting Noteholders will immediately terminate and be of no further force and effect as to the Consenting Noteholders effective as of 11:59 p.m., prevailing Eastern Time, on the date that is five (5) business days from the date hereof—i.e., August 1, 2013.

This Termination Notice is without prejudice to the rights of the Consenting Noteholders to give notice of other termination events, whether before or after the date of this Termination Notice, and without prejudice to other rights and remedies of the Consenting Noteholders under the Transaction Support Agreement with respect to any breach or termination thereunder, all of which rights are expressly reserved.

Regards,

[*Consenting Noteholder signatures follow*]

cc: James Savin
Ira Dizengoff

CONSENTING NOTEHOLDER

Arrowgrass Capital Partners (US) LP

By: /s/ Stephen C. Ellwood
Name: Stephen C. Ellwood
Title: Chief Compliance Officer

[Signature Page to Notice of Required Consenting Noteholder Termination Events]

CONSENTING NOTEHOLDER

Avenue Investments, L.P.

By: ______________________
Name: Sonia Gardner

[Signature Page to Notice of Required Consenting Noteholder Termination Events]

36885337_10

CONSENTING NOTEHOLDER

BlueMountain Credit Alternatives Master Fund L.P.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman
Name: Paul A. Friedman
Title: Head of US Legal

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

BlueMountain Timberline Ltd.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman
Name: Paul A. Friedman
Title: Head of US Legal

CONSENTING NOTEHOLDER

BlueMountain Long/Short Credit Master Fund L.P.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman
Name: Paul A. Friedman
Title: Head of US Legal

[Signature Page to Notice of Required Consenting Noteholder Termination Events]

CONSENTING NOTEHOLDER

BlueMountain Distressed Master Fund L.P.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman

Name: Paul A. Friedman
Title: Head of US Legal

CONSENTING NOTEHOLDER

BlueMountain Montenvers Master Fund SCA SICAV-SIF

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman
Name: Paul A. Friedman
Title: Head of US Legal

CONSENTING NOTEHOLDER

BlueMountain Credit Opportunities Master Fund I L.P.

By: BlueMountain Capital Management, LLC,
Investment Advisor

By: Paul A. Friedman
Name: Paul A. Friedman
Title: Head of US Legal

CONSENTING NOTEHOLDER

BlueMountain Long Short Grasmoor Fund Ltd.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman

Name: Paul A. Friedman
Title: Head of US Legal

CONSENTING NOTEHOLDER

BlueMountain Kicking Horse Fund L.P.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: Paul A. Friedman

Name: Paul A. Friedman
Title: Head of US Legal

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

BlueMountain Strategic Credit Master Fund L.P.

By: BlueMountain Capital Management, LLC,
Investment Advisor

By: /s/ Paul A. Friedman
Name: Paul A. Friedman
Title: Head of US Legal

CONSENTING NOTEHOLDER

BlueMountain Long/Short Credit and Distressed Reflection Fund P.L.C., a Sub-Fund of AAI BlueMountain Fund P.L.C.

By: BlueMountain Capital Management, LLC, Investment Advisor

By: /s/ Paul A. Friedman

Name: Paul A. Friedman

Title: Head of US Legal

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

Brigade Capital Management, LLC
on behalf of its funds and accounts

By: /s/ Aaron Daniels
Name: Aaron Daniels
Title: Associate General Counsel

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

The Distressed Debt Trading Desk of Citigroup Global Markets Inc.

By: ____________________________
Name: **BRIAN BLESSING**
Title: AUTHORIZED SIGNATORY

[Signature Page to Notice of Required Consenting Noteholder Termination Events]

CONSENTING NOTEHOLDER

Credit Value Partners, LP

By: ______________________
Name: DONALD POLLARD
Title: MANAGING PARTNER

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

Jefferies LLC (f/k/a
Jefferies High Yield Trading, LLC)

By: William P. McLaughlin
Name: William P. McLaughlin
Title: SVP

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

Cincinnati High Yield Group of J.P. Morgan Investment Management Inc.

By: ______________________________
Name: William J Morgan
Title: Managing Director

CONSENTING NOTEHOLDER

Litespeed Master Fund Ltd.

By: ______________________
Name: Chabi Nouri
Title: CFO

[Signature Page to Notice of Required Consenting Noteholder Termination Events]

CONSENTING NOTEHOLDER

Napier Park Global Capital, acting through its Distressed Debt Strategies Group

By: [signature]
Name: HERBERT SEIF
Title: MD

[Signature Page to Notice of Required Consenting Noteholder Termination Events]

CONSENTING NOTEHOLDER

Nomura Corporate Research and Asset Management, Inc.

By: ______________________
Name: Derek Leung
Title: Vice President

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

OZ Management LP (on behalf of certain of its investment funds)
By: Och-Ziff Holding Corporation, its General Partner

By: ______________________________
Name: Joel M. Frank
Title: Chief Financial Officer

CONSENTING NOTEHOLDER

River Birch Capital LLC
[Consenting Noteholder's Name]

By: [signature]
Name: Christine Daley
Partner

CONSENTING NOTEHOLDER

Strategic Value Master Fund, Ltd.
By: Strategic Value Partners, LLC, its Investment Manager

By: ______________________
Name: **Lewis Schwartz**
Title: **Chief Financial Officer**

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

Strategic Value Special Situations Master Fund II, L.P.
By: SVP Special Situations II LLC, its Investment Manager

By: ______________________
Name: Lewis Schwartz
Title: Chief Financial Officer

CONSENTING NOTEHOLDER

Strategic Value Special Situations Offshore Fund II-A, L.P.
By: SVP Special Situations II LLC, its Investment Manager

By: ______________________
Name: Lewis Schwartz
Title: Chief Financial Officer

[*Signature Page to Notice of Required Consenting Noteholder Termination Events*]

CONSENTING NOTEHOLDER

TCW Investment Management Company ("TIMCO"), solely as investment adviser on behalf of the following accounts it manages: PF# 3717, 3722.

By: ______________________
Name: James S. Farnham
Title: Managing Director

By: ______________________
Name: Sean Plater
Title: Senior Vice President

TCW Asset Management Company ("TAMCO"), solely as investment adviser on behalf of the following accounts it manages: PF# 3009.

By: ______________________
Name: James S. Farnham
Title: Managing Director

By: ______________________
Name: Sean Plater
Title: Senior Vice President

Metropolitan West Asset Management, LLC ("MWAM"), solely as investment adviser on behalf of the following accounts it manages: SMS 314, 705, 769, 773, 775, 777, 778, 781.

By: ______________________
Name: David B. Lippman
Title: Chief Executive Officer

CONSENTING NOTEHOLDER

Visium Asset Management, LP

By: ______________________

Name: Mark Gottlieb

Title: Authorized Signatory

CONSENTING NOTEHOLDER

York Capital Management Global Advisors, LLC, on behalf of certain funds and/or accounts managed by it and/or its affiliates

By: ______________________

Name: Richard P. Swanson

Title: General Counsel